Citizens Authorizes New $8 Million Share Repurchase Program

AUSTIN, TX – May 10, 2022 – Citizens, Inc. (“Citizens” or the “Company”) (NYSE: CIA), today announced that its Board of Directors has unanimously authorized a new share repurchase program under which the Company may repurchase up to $8 million of its outstanding shares of Class A common stock.

“This share repurchase program demonstrates the Board’s confidence in our strategic direction and our ability to deliver long-term value for shareholders,“ said Citizens’ Vice Chairman, President and CEO Gerald W. Shields.“ The Board’s optimism is supported by the Company’s continued execution of strategic initiatives and resulting operational improvements. These improvements were most recently demonstrated in our first quarter 2022 results, which saw premium revenues increase for the second quarter in a row, and claims and surrenders continue to decline. We believe our current share price inadequately reflects the fundamental strength of our business and future earnings potential of our Company.”

Mr. Shields concluded, “While the primary focus of our capital deployment strategy is to invest in these strategic initiatives, this plan allows us to opportunistically support stockholder value while maintaining the flexibility to pursue investments in our future.”

The Company may purchase its Class A common stock from time to time on a discretionary basis through open market purchases, privately negotiated transactions or other means, including trading plans intended to qualify under Rule 10b5-1, in accordance with applicable federal securities laws and other applicable legal requirements. The Company expects to fund these repurchases through existing cash balances. Decisions regarding the amount and the timing of purchases under the program will be influenced by the Company’s cash on hand, cash flows from operations, general market conditions and other factors. Citizens is not obligated to acquire any particular amount of its Class A common stock. This program has no set termination date and may be suspended or discontinued by our Board of Directors at any time.

About Citizens, Inc
Citizens, Inc. (NYSE: CIA) is a diversified financial services company providing life, final expense, and limited liability property insurance and other financial products to individuals and small businesses in the U.S., Latin America, and Asia. Through its customer-centric growth strategy, Citizens offers innovative products to address the evolving needs of its customers. The company operates two primary segments: Life Insurance, where the Company is a market leader of U.S. dollar denominated whole life cash value insurance policies in Latin America, and Home Services, which operates primarily in the U.S. Gulf coast region. For more information about Citizens, please visit www.citizensinc.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “future,” “anticipates,” “believes,” “estimates,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” “expects” and similar terms. Such forward-looking statements may relate to the Company’s expectations regarding the impact of the COVID-19 pandemic, business performance, operational strategy and other financial and operational measures. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. The risks, uncertainties and assumptions that are involved in our forward-looking statements include, but are not limited to the risk factors discussed in our most recently filed periodic reports on Form 10-K and Form 10-Q. The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. You should be aware that factors not referred to herein could affect the accuracy of our forward-looking statements and use caution and common sense when considering our forward-looking statements.

Investor Contact

Matt Glover and Matthew Hausch
Gateway Group, Inc.
(949) 574-3860
CIA@gatewayir.com